Execution


                       RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of January, 2000, by and between LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation ("Lehman Capital"), and AMERIQUEST MORTGAGE COMPANY, a Delaware corporation ("the Servicer"), recites and provides as follows:

                                   RECITALS

         WHEREAS, Lehman Capital has conveyed certain Mortgage Loans identified on Schedule I hereto (the "Serviced Mortgage Loans") on a servicing-retained basis to Structured Asset Securities Corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to First Union National Bank, a national banking association, as trustee (the "Trustee") under a trust agreement dated as of January 1, 2000 (the "Trust Agreement"), among the Trustee, Norwest Bank Minnesota, National Association, as master servicer ("Norwest," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, multiple classes of certificates (the "Certificates"), including the Class X Certificate, will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof (together with any successor in interest thereto and any permitted assignee or transferee thereof, the "Directing Holder") is expected to be the initial registered holder of the Class X Certificate.

         WHEREAS, Lehman Capital desires that the Servicer service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Directing Holder and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, Lehman Capital and the Servicer agree that the provisions of the Seller's Warranties and Servicing Agreement, dated as of August 1, 1998, between Lehman Capital and the Servicer for conventional residential adjustable rate mortgage loans, Ameri Group 2 (the "SWSA") shall apply to the Serviced Mortgage Loan only to the extent provided herein and that this Reconstituted Servicing Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, Norwest and any successor Master Servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, Lehman Capital and the Servicer intend that each of the Master Servicer and the Directing Holder is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Capital and the Servicer hereby agree as follows:

                                   AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein, shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee pursuant to the Trust Agreement, shall have the same rights as the "Purchaser" (as defined in the SWSA) to enforce the obligations of the Servicer under the SWSA. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X of the SWSA.

         4. No Representations. Other than those company representations and warranties made by the Servicer in Article III, Section 3.01 of the SWSA, neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the certificates issued pursuant thereto.

         5. Notices. All notices and communications between or among the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         6. Governing Law. THIS SERVICING AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         8. Reconstitution. Lehman Capital and the Servicer agree that this Agreement is a Reconstitution Agreement, and that the date hereof is the Reconstitution Date, each as defined in the Warranties and Servicing Agreement.

         9. Notices and Remittances to the Master Servicer. All notices required to be delivered to the Purchaser or the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

            Norwest Bank Minnesota, National Association
            11000 Broken Land Parkway
            Columbia, Maryland  21044
            Attn:  Master Servicing Department, ARC 2000-BC1

         All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

            Norwest Bank Minnesota, National Association
            Minneapolis, Minnesota
            ABA#:  091-000-019
            Account Name:  Corporate Trust Clearing
            Account Number:  3970771416
            For further credit to:  # 13633800, ARC 2000-BC1

         Any notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

            First Union National Bank
            401 S. Tryon Street - N.C. 1179
            Charlotte, North Carolina   28288-1179
            Attention:  Structured Finance Trust Services
            Telephone:  (704) 383-9568
            Facsimile:  (704) 383-6039





         Executed as of the day and year first above written.

                                       LEHMAN CAPITAL, A DIVISION OF
                                         LEHMAN BROTHERS HOLDINGS INC.



                                       By:  /s/ Stanley Labanowski
                                          -------------------------------------
                                          Name:   Stanley Labanowski
                                          Title:  Vice President


                                       AMERIQUEST MORTGAGE COMPANY



                                       By:  /s/ John P. Grazer
                                          -------------------------------------
                                          Name:   John P. Grazer
                                          Title:  Executive Vice President




                                   EXHIBIT A

            Modifications to the Warranties and Servicing Agreement


1. The definition of "Custodial Agreement" in Article I is hereby deleted and replaced with the following:

                  "The custodial agreement relating to custody of the Serviced Mortgage Loans among Chase Bank of Texas, National Association, as Custodian, First Union National Bank, as Trustee, and Structured Asset Securities Corporation, as Depositor. "

2. The definition of "Monthly Advance" in Article I is hereby amended by adding at the end of such definition the following: ", but only to the extent that such amount is expected, in the reasonable judgment of the Company, to be recoverable from collections or other recoveries in respect of such Mortgage Loan."

3. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended by amending the parenthetical in the fourth line thereof to read as follows:

              "(net of related Servicing Fee for Principal Prepayments in full only)".

4. The definition of "Qualified Depository" in Article I is hereby deleted and replaced with the following:

                  "Either (i) a depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by S&P, Duff & Phelps, Fitch or Moody's or (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by Fitch or Duff & Phelps and S&P or Moody's."

5. The definition of "Remittance Date" in Article I is hereby deleted and replaced with the following:

                  "The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, following the First Remittance Date."

6.       The following sentence is added to the end of the second paragraph of
         Section 7.01:

                  The Servicer shall be entitled to reimbursement for such Monthly Advances to the same extent as for all other Monthly Advances made pursuant to Section 5.03."

7. The words "the Purchaser of Conventional Residential Adjustable Rate Mortgage Loans, Ameri Group 2, and various Mortgagors" in the first paragraph of Section 4.04 are hereby deleted and replaced with the following: "Norwest Bank Minnesota, National Association, as master servicer for the ARC 2000-BC1 Trust."

8. Section 4.04 is further amended by deleting the word "and" at the end of clause (viii), replacing the period at the end of clause (ix) with "; and", and adding the following immediately after clause (ix):

                  "(x) any principal prepayment penalties received in connection with the Mortgage Loans."

9. Section 4.05 is amended by deleting the word "and" at the end of clause (vi), replacing the period at the end of clause (vii) with "; and", and adding the following clause (viii) immediately following clause (vii):

                  "(viii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 7.01, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund."

10. The words "the Purchaser of Conventional Residential Adjustable Rate Mortgage Loans, Ameri Group 2, and various Mortgagors" in the first paragraph of Section 4.06 are hereby deleted and replaced with the following: "Norwest Bank Minnesota, National Association, as master servicer for the ARC 2000-BC1 Trust."

11. The first paragraph of Section 5.01 is hereby deleted and replaced with the following:

                  "On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 7.01, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any Prepayment Interest Shortfall Amount required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 7.01, and minus (d) any amounts attributable to Monthly Payments collected but due on a due date or dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts."

12. Section 5.02 (Statements to Purchaser) is hereby amended by (i) deleting the words "Remittance Date" in the first line of such Section, and substituting the following: "tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the next succeeding Business Day)" and (ii) inserting the following sentence at the end of the first paragraph of such Section:

                  "Such Monthly Remittance Statement shall also include on a cumulative and aggregate basis (i) the amount of claims file, (ii) the amount of any claim payments made and (iii) the amount of claims denied with respect to those Serviced Mortgage Loans covered by the loan-level primary mortgage insurance policies provided by PMI Mortgage Insurance Co. or any other provider of primary mortgage insurance purchased by the Trust (collectively, the "PMI Policies").

13. The parties hereby agree that Section 4.19 ("Transfer Upon Delinquency") of the SWSA shall not apply to the Serviced Mortgage Loans.

14. The following new paragraph is added to the end of Section 5.03 of the SWSA:

                  "The Servicer shall make any Monthly Advances required hereunder from either (i) its own funds; or (ii) from the Custodial Account, to the extent of funds held therein for future distribution; or (iii) in the form of any combination of (i) and (ii). Any amounts held for future distribution and used to make the Monthly Advance distribution amount (in full or part) shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date to the extent that the amount then on deposit in the Custodial Account for the related Remittance Date would be insufficient to remit all sums required under Section 5.01 of this Agreement."

15.      Section 11.02 (Termination Without Cause) is hereby amended as follows:

                  "At the sole direction of the Directing Holder, the Directing Holder may terminate any rights the Servicer may have hereunder, without cause, by (i) providing thirty days written notice delivered by registered mail to the Servicer, the Master Servicer and the Trustee and (ii) paying the then agreed upon termination fee; provided, however, that such termination fee shall be reasonable and negotiated in good faith and provide for the following: (a) A service release fee based upon the fair market value of such servicing rights; (b) reimbursement of all outstanding advances as of the servicing transfer date (including Monthly Advances, Servicing Advances, and any nonrecoverable advances); (c) reimbursement of all outstanding ancillary charges as of the servicing transfer date (including late charges, NSF fees, assumption fees and other administrative charges, but excluding prepayment premiums); and (d) payment of the Servicing Fee accrued through the servicing transfer date. Payment of such termination fee will be a precondition to the service released transfer."

16. A new Section 12.12 (Intended Third Party Beneficiaries)) is added to the SWSA to read as follows:

                  Section 12.12     Intended Third Party Beneficiaries.

                  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Directing Holder receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Directing Holder as if they were parties to this Agreement, and the Master Servicer and the Directing Holder shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.